Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

13. Income taxes

The expense (benefit) for income taxes was as follows for the years ended December 31:

	2011	2010	2009
Current tax expense
Federal	$2,816	$418	$1,152
State	827	107	197

	3,643	525	1,349

Deferred tax expense (benefit)
Federal	(809)	(112)	33
State	(61)	(47)	5

	(870)	(159)	38

Total tax expense	$2,773	$366	$1,387

The reconciliation between the Company's effective tax rate on income from continuing operations and the statutory tax rate was as follows for the years ended December 31:

	2011		2010		2009
	Amount	Percent	Amount	Percent	Amount	Percent

Income tax expense at federal statutory rate	$2,324	34.0%	$658	34.0%	$1,283	34.0%
State income tax, net of federal benefit	506	7.4	76	3.9	133	3.5
Non-deductible transaction expenses	259	3.8	—	—	—	—
Non-deductible private placement warranty expense	130	1.9	—	—	—	—
Domestic production activity	(216)	(3.1)	51	2.6	—	—
Research tax credits	(240)	(3.5)	(260)	(13.4)	(180)	(4.8)
Other, net	10	0.1	(159)	(8.2)	151	4.0

Income tax expense	$2,773	40.6%	$366	18.9%	$1,387	36.7%

Components of the net deferred tax asset or liability consisted of the following as of December 31:

	2011	2010
Allowances and bad debts	$188	$295
Accrued warranty	329	114
Accrued legal fees	124	13
Accrued wages and benefits	570	175
Inventory	484	—
Deferred revenue	81	49
Other	38	41

Total current deferred tax assets	1,814	687

Tax depreciation in excess of book	(490)	(233)

Total deferred tax liabilities	(490)	(233)

Net deferred tax assets	$1,324	$454

At December 31, 2011 and 2010, the Company did not record a deferred tax valuation allowance, as the Company believed it was more likely than not that earnings would be sufficient to realize the deferred tax assets. The Company has recorded no liability for uncertain tax positions. The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense. As of December 31, 2011, 2010 and 2009, the Company had no amounts accrued for interest or penalties.

The Company files a consolidated income tax return in the U.S. federal jurisdiction and in various states. In the normal course of business, the Company is subject to examination by taxing authorities. Because of closure of an Internal Revenue Service examination, the Company is no longer subject to U.S. federal income tax examinations for years prior to 2008. The Company believes that it is no longer subject to state income tax examinations for years prior to 2007.

The Company's effective tax rate for the year ended December 31, 2011 was 40.6% compared with 18.9% for the prior year. The Company's effective tax rate in 2011 was higher primarily due to the non-deductibility of certain transaction costs incurred in connection with the Reverse Recapitalization and Private Placement and non-deductible expenses associated with the change in the valuation of private placement warrants. In addition, the combined corporate state income and replacement tax rate for Illinois increased from 7.3% to 9.5% which adversely impacted the Company's effective tax rate. The Company also generates research tax credits as a result of its research & development activities which reduce the Company's effective tax rate. In 2011, these research tax credits had less of an impact on the Company's effective tax rate as compared to 2010 due to the increase in taxable income in 2011. In general, these credits are general business credits and may be carried forward up to 20 years to be offset against future taxable income. The Company's effective tax rate is also favorably impacted by the domestic production activities deduction, which is a permanent deduction in the computation of taxable income.